SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)        March 9, 2001
                                                --------------------------------


                          VERSACOM INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Utah                            2-86724D                87-0396692
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File           (IRS Employer
 or incorporation)                        Number)            Identification No.)



                 131 N.W. 13th Street, Boca Raton, Florida 33432
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code            (561) 362-0049
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
         ------------------------------------

         On March 9, 2001, Versacom International, Inc. f/k/a Encibar, Inc. (the "Company") consummated an Agreement and Plan of Reorganization and thereby acquired all of the outstanding capital stock of Versacom International, Inc., a Florida corporation. Completion of the transaction was previously disclosed in the Company's Current Report on Form 8-K, filed March 23, 2001. The purpose of this filing is to amend the March 23, 2001 Report on Form 8-K by filing certain financial statements required by Regulation S-X and identified in Item 7 below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) The following financial statements of the business acquired, for the periods specified in Rule 3-05(b) of Regulation S-X, are filed herewith:

                                                                                                      Page No.
                                                                                                      --------
                  VERSACOM INTERNATIONAL, INC.

                  Independent Auditors' Report                                                            3
                  Balance Sheet as of December 31, 2000                                                   4
                  Statements of Operations for the Years ended December 31,
                     2000 and 1999                                                                        5
                  Statements of Changes in Deficiency in Assets for the Years
                     Ended December 31, 2000 and 1999                                                     6
                  Statements of Cash Flows for the Years ended December 31,
                     2000 and 1999                                                                      7 - 8
                  Notes to financial statements                                                         9 - 16


         (b) Pro forma financial information otherwise required by Article 11 of Regulation S-X is not being filed herewith because Encibar, Inc. was a non-operating shell company prior to its acquisition of Versacom International, Inc., a Florida corporation.


         (c)      Exhibits:

                  99.1 Agreement and Plan of Reorganization dated March 7,
                  2001(1)

----------------------
(1) Incorporated by reference to Exhibit 2 of the Company's Current Report on Form 8-K filed on March 23, 2001.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


Board of Directors and Stockholders
VersaCOM International, Inc.
Boca Raton, Florida


We have audited the accompanying consolidated balance sheet of VersaCOM International, Inc. and Subsidiary as of December 31, 2000 and the related consolidated statements of operations, changes in deficiency in assets and cash flows for the year ended December 31, 2000 and the period from inception (January 27, 1999) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of VersaCOM International, Inc. and Subsidiary at December 31, 2000, and the results of their operations and their cash flows for the year ended December 31, 2000 and the period from inception (January 27, 1999) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has negative working capital and has sustained operating losses and negative cash flows from operations since inception and has experienced difficulty in meeting its obligations as they become due. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                     KAUFMAN, ROSSIN & CO.

Miami, Florida
July 16, 2001

VERSACOM INTERNATIONAL, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2000
================================================================================

ASSETS
================================================================================

CURRENT ASSETS
     Cash                                                           $    17,914
     Accounts receivable, net of allowance of $25,712                   137,642
     Inventory                                                           49,372
--------------------------------------------------------------------------------
         Total current assets                                           204,928

PROPERTY AND EQUIPMENT (NOTES 3, 4 AND 5)                               116,821

OTHER ASSETS                                                             16,770
--------------------------------------------------------------------------------

         TOTAL ASSETS                                               $   338,519
================================================================================

LIABILITIES AND DEFICIENCY IN ASSETS
================================================================================

CURRENT LIABILITIES
     Accounts payable                                               $   642,997
     Note payable (Note 4)                                               20,000
     Convertible note payable (Note 4)                                   30,000
     Current maturities of long-term debt (Note 4)                       12,901
     Current maturities of obligations
       under capital leases (Note 5)                                     14,063
     Current maturities of stockholder loans (Note 6)                     4,700
     Note payable to former stockholder (Note 6)                        162,189
     Accrued wages and related taxes and benefits                       202,048
     Sales tax payable                                                   97,887
     Other accrued liabilities                                          182,807
--------------------------------------------------------------------------------
         Total current liabilities                                    1,369,592
--------------------------------------------------------------------------------

LONG-TERM DEBT (NOTE 4)                                                  35,778
--------------------------------------------------------------------------------

OBLIGATIONS UNDER CAPITAL LEASES (NOTE 5)                                 9,269
--------------------------------------------------------------------------------

STOCKHOLDER LOANS (NOTE 6)                                              139,307
--------------------------------------------------------------------------------

         TOTAL LIABILITIES                                            1,553,946
--------------------------------------------------------------------------------

COMMITMENTS (NOTES 7 AND 9)

DEFICIENCY IN ASSETS                                                 (1,215,427)
--------------------------------------------------------------------------------

         TOTAL LIABILITIES AND DEFICIENCY IN ASSETS                 $   338,519
================================================================================

                             See acompanying notes.

VERSACOM INTERNATIONAL, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000 AND THE PERIOD FROM
INCEPTION (JANUARY 27, 1999) THROUGH DECEMBER 31, 1999
================================================================================

                                                        2000            1999
================================================================================

NET SALES                                           $ 3,239,163     $ 1,966,563

COST OF GOODS SOLD                                    2,210,686       1,127,096
--------------------------------------------------------------------------------

GROSS PROFIT                                          1,028,477         839,467

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES          1,858,187       1,025,106
--------------------------------------------------------------------------------

NET LOSS                                            $  (829,710)    $  (185,639)
================================================================================


                             See acompanying notes.

VERSACOM INTERNATIONAL, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN DEFICIENCY IN ASSETS
YEAR ENDED DECEMBER 31, 2000 AND THE PERIOD FROM
INCEPTION (JANUARY 27, 1999) THROUGH DECEMBER 31, 1999

====================================================================================================================================

                                                                      Common Stock
                                                              ----------------------------           Accumulated
                                                               Shares               Amount            Deficit               Total
====================================================================================================================================
Issuance of common stock for cash                            12,300,000         $       300         $        --         $       300

Net loss                                                             --                  --            (185,639)           (185,639)
------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1999                                 12,300,000                 300            (185,639)           (185,339)

Issuance of common stock for cash                               900,000                  22                  --                  22

Redemption of common stock                                   (8,200,000)               (200)           (200,200)           (200,400)

Net loss                                                             --                  --            (829,710)           (829,710)
------------------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 2000                                  5,000,000         $       122         ($1,215,549)        ($1,215,427)
====================================================================================================================================

Effective November 2000, the Company amended its articles of incorporation to authorize 100,000,000 shares of common stock at $0.0001 par value and 25,000,000 shares of preferred stock at $0.001 par value. The Company also declared a 41,000 for 1 stock split.

All stock information has been adjusted to give effect to the recapitalization and the stock split.

The common stock amounts reflected above are net of stock subscription receivables of $378 resulting from the recapitalization.


                             See acompanying notes.

VERSACOM INTERNATIONAL, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000 AND THE PERIOD FROM
INCEPTION (JANUARY 27, 1999) THROUGH DECEMBER 31, 1999

====================================================================================================================================

                                                                                                     2000                   1999
====================================================================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                                       $(829,710)             $(185,639)
------------------------------------------------------------------------------------------------------------------------------------
    Adjustments to reconcile net loss to net cash used in
       operating activities:
       Bad debts                                                                                     224,534                 74,246
       Accrued interest on stockholder loans                                                          10,189                     --
       Depreciation and amortization                                                                  26,240                  8,004
       Stock received for services rendered                                                               --               (100,000)
       Stock held for investment issued for services                                                  49,600                     --
       Changes in operating assets and liabilities:
          Accounts receivable                                                                       (152,277)              (311,145)
          Inventory                                                                                  (19,372)               (30,000)
          Accounts payable                                                                           371,482                271,516
          Accrued wages and related taxes and benefits                                               171,077                 30,971
          Sales tax payable                                                                           80,313                 17,574
          Other accrued liabilities                                                                   (8,442)                81,249
------------------------------------------------------------------------------------------------------------------------------------
              Total adjustments                                                                      753,344                 42,415
------------------------------------------------------------------------------------------------------------------------------------
                 Net cash used in operating activities                                               (76,366)              (143,224)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                                                                (5,673)               (19,192)
    Other assets                                                                                     (12,801)                (3,969)
------------------------------------------------------------------------------------------------------------------------------------
                 Net cash used in investing activities                                               (18,474)               (23,161)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from note payable                                                                        50,000                     --
    Repayments of long-term debt                                                                      (5,223)                    --
    Repayments on capital lease obligations                                                           (4,713)                (4,108)
    Proceeds from stockholder loans                                                                  152,086                186,711
    Repayments on stockholder loans                                                                 (139,618)               (68,318)
    Advances from former stockholder                                                                  25,000                 52,000
    Repayments on note from former stockholder                                                       (25,000)                    --
    Proceeds from issuance of common stock                                                                22                    300
    Redemption of common stock for cash                                                              (50,000)                    --
    Deposit for common stock not issued                                                              110,000                     --
------------------------------------------------------------------------------------------------------------------------------------
                 Net cash provided by financing activities                                           112,554                166,585
------------------------------------------------------------------------------------------------------------------------------------

NET INCREASE IN CASH                                                                                  17,714                    200

CASH AT BEGINNING OF YEAR                                                                                200                     --
------------------------------------------------------------------------------------------------------------------------------------

CASH AT END OF YEAR                                                                                $  17,914              $     200
====================================================================================================================================

                             See acompanying notes.

VERSACOM INTERNATIONAL, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
YEAR ENDED DECEMBER 31, 2000 AND THE PERIOD FROM
INCEPTION (JANUARY 27, 1999) THROUGH DECEMBER 31, 1999
================================================================================

                                                       2000              1999
================================================================================

Supplemental Disclosures of Cash Flow Information:
--------------------------------------------------------------------------------

    Interest paid                                   $  27,250           $  5,592
================================================================================

Supplemental Disclosure of Non-Cash Investing and Financing Activities:
--------------------------------------------------------------------------------

    During 1999, the Company acquired two telephone systems under capital lease obligations of $32,153 and a company vehicle in exchange for a stockholder loan of $13,146.

    During 1999 and 2000, the Company acquired vehicles in exchange for notes payable of $33,631 and $20,271, respectively.

    On August 18, 2000, the Company redeemed 100 shares of its common stock in exchange for cash of $50,000 and a note payable of $50,400. On November 1, 2000, the former stockholder agreed to accept 10,000 shares of stock of an unrelated entity owned by the Company, along with $5,650, as complete satisfaction of all obligations under the note payable.

    In August 2000, the Company redeemed 100 shares of its common stock in exchange for a note payable of $100,000.

    During 2000, the Company received $27,000 of computer equipment from a customer in exchange for payment on accounts receivable.



                             See acompanying notes.

VERSACOM INTERNATIONAL, INC. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
================================================================================

--------------------------------------------------------------------------------
NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

                  Basis of Consolidation and Organization

                  The consolidated financial statements include the accounts of VersaCOM International, Inc. (VersaCom) and its wholly owned subsidiary VersaCOM Holdings, Inc. (collectively, the Company). All significant intercompany balances and transactions have been eliminated in consolidation.

                  VersaCOM is headquartered in Boca Raton, Florida and was incorporated as a Florida Corporation in January 1999 under the name M & J Communications, Inc. In June 1999 the Company changed its name to VersaCOM International, Inc.

                  Business Activity

                  The Company is a provider of telecommunications systems, data networks and related products and services throughout the United States as well as an exclusive reseller of Telrad telephone equipment.

                  Use of Estimates

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the respective reporting period. Actual results could differ from those estimates.

                  Cash

                  From time to time, the Company maintains account balances in financial institutions in excess of federally insured limits.

                  Inventory

                  Inventory consists of telephone and computer equipment and is stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

                  Property and Equipment

                  Property and equipment is recorded at cost. Expenditures for major improvements and additions are charged to the asset accounts while replacement, maintenance and repairs which do not improve or extend the lives of the respective assets are charged to expense currently.

                  Depreciation and Amortization

                  Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets ranging from 3 to 5 years.

--------------------------------------------------------------------------------
NOTE 1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

                  Income Taxes

                  The Company, with the consent of its stockholders, has elected under the Internal Revenue Code to be taxed as an S Corporation. In lieu of corporate income taxes, the stockholders of an S Corporation report their proportionate share of the Company's taxable income or loss on their individual income tax returns. Therefore, no federal income tax provision or benefit has been included in the financial statements.

                  Concentration of Credit Risk

                  Financial instruments that potentially subject the Company to credit risk consist principally of trade receivables. The Company performs services and extends credit based on an evaluation of the customers' financial condition without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

                  At December 31, 2000 one customer accounted for approximately 30% of accounts receivable.

                  Significant Customers

                  Sales for the year ended December 31, 2000 to two major customers represented approximately 28% and 17% of net sales, respectively.

                  Sales for the period from inception (January 27, 1999) to December 31, 1999 to one major customer represented approximately 24% of net sales.

                  Significant Vendors

                  During 2000, the Company purchased the majority of its telecommunications equipment from three vendors approximating 30%, 19% and 10% of total purchases, respectively.

                  During 1999, the Company purchased the majority of its telecommunications equipment from the two vendors approximating 22% and 34% of total purchases, respectively.

                  Management believes such goods are readily available from other sources.

                  Stock Compensation

                  Options granted to employees under the Company's Stock Option Plan are accounted for by using the intrinsic method under APB Opinion 25, Accounting for Stock Issued to Employees (APB 25). In October 1995, the Financial Accounting Standards Board issued Statement No. 123, Accounting for Stock-Based Compensation (SFAS 123), which defines a fair value based method of accounting for stock options. The accounting standards prescribed by SFAS 123 are optional and the Company has continued to account for stock options under the intrinsic value method specified in APB 25. Pro forma disclosure of net income has been made in accordance with SFAS 123.

--------------------------------------------------------------------------------
NOTE 2.           GOING CONCERN CONSIDERATIONS
-------------------------------------------------------------------------------

                  The Company has negative working capital and has sustained operating losses and negative cash flows from operations since inception and has experienced difficulty in meeting its obligations as they become due. These factors raise substantial doubt about the Company's ability to continue as a going concern.

                  Management believes the risk of this uncertainty is mitigated by certain events that have occurred subsequent to December 31, 2000, including the merger of the Company as described in
                  Note 9, the Company raising approximately $535,000 in equity and a stockholder loaning the Company $214,000. In addition, in June 2001, the Company engaged the services of several investment banking firms to raise additional equity and was awarded a government contract along with several other companies to install DSL lines for government employees. The ability of the Company to continue as a going concern is dependent on generating operating profit and positive cash flows and/or generating additional debt or equity.

                  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

--------------------------------------------------------------------------------
NOTE 3.           PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------

                  Property and equipment consisted of the following at December 31, 2000:

                  Transportation equipment                            $  67,501
                  Equipment and computer software                        63,952
                  Furniture and fixtures                                 12,901
                  Leasehold improvements                                  6,712
                  --------------------------------------------------------------
                                                                        151,066
                  Less accumulated depreciation and amortization        (34,244)
                  --------------------------------------------------------------

                                                                      $ 116,821
                  ==============================================================

                  Depreciation and amortization expense amounted to $26,240 and $8,004 for the year ended December 31, 2000 and the period from inception (January 27, 1999) through December 31, 1999, respectively.

--------------------------------------------------------------------------------
NOTE 4.           NOTES PAYABLE AND LONG-TERM DEBT
--------------------------------------------------------------------------------

                  Note Payable

                  Note payable consists of a $20,000 non-interest bearing note to a former director, which is due on demand.

                  Convertible Note Payable

                  Convertible note payable bears interest at 9% per annum, and is payable in monthly principal and interest installments of $6,000, starting April 30, 2001. In July 2001, prior to any payments, the note was converted to 60,000 shares of preferred stock of the Company.

--------------------------------------------------------------------------------
NOTE 4.           NOTES PAYABLE AND LONG-TERM DEBT (Continued)
--------------------------------------------------------------------------------

                  Long-term Debt

                  Long-term debt consisted of the following at December 31, 2000:

                  Bank note  payable,  interest  at 8.75%,  payable  in monthly  principal  and         $  30,812
                    interest  installments  of  $706,  collateralized  by  a  vehicle,  matures
                    December 2, 2004
                  Bank note  payable,  interest  at 12.25%,  payable in monthly  principal  and interest  installments  of $678,  collateralized  by two vehicles,  matures
                    January 31, 2003                                                                       17,867
                  ---------------------------------------------------------------------------------------------------
                                                                                                           48,679
                  Current maturities                                                                       12,901
                  ---------------------------------------------------------------------------------------------------

                                                                                                        $  35,778
                  ===================================================================================================

                  Aggregate maturities of long-term debt for the years subsequent to December 31, 2000 are as follows:

                       2001                                                                             $  12,901
                       2002                                                                                14,333
                       2003                                                                                11,049
                       2004                                                                                10,396
                  ---------------------------------------------------------------------------------------------------

                                                                                                        $  48,679
                  ===================================================================================================

                  On January 8, 2001, the bank demanded full payment of the above long-term debt as a result of the Company's default of the obligations as stipulated in the loan agreement. Since that time, the Company has cured the default and on March 20, 2001, the bank reinstated the original terms and conditions of the notes.

                  Total interest expense for the year ended December 31, 2000 and for the period from inception (January 27, 1999) through December 31, 1999 for all notes payable, capital leases, long-term debt and stockholder loans amounted to approximately $29,000 and $14,000, respectively.

--------------------------------------------------------------------------------
NOTE 5.           OBLIGATIONS UNDER CAPITAL LEASES
--------------------------------------------------------------------------------

                  The Company leases it telephone equipment under two capital lease agreements. The following is a schedule of future annual minimum lease payments as of December 31, 2000:

                       2001                                          $    16,748
                       2002                                                6,936
                       2003                                                5,868
                  --------------------------------------------------------------
                                                                          29,552
                  Less amount representing interest at
                      approximately 17%                                    6,220
                  --------------------------------------------------------------
                  Present value of future minimum lease payments          23,332
                  Less current maturities                                 14,063
                  --------------------------------------------------------------

                                                                     $     9,269
                  ==============================================================

--------------------------------------------------------------------------------
NOTE 5.           OBLIGATIONS UNDER CAPITAL LEASES (Continued)
--------------------------------------------------------------------------------

                  Assets recorded under capital leases at December 31, 2000 consisted of the following:

                  Equipment                                      $    32,153
                  Less accumulated depreciation                       (8,000)
                  --------------------------------------------------------------

                                                                 $    24,153
                  ==============================================================

--------------------------------------------------------------------------------
NOTE 6.           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

                  Stockholder Loans

                  Included in stockholder loans payable at December 31, 2000 are advances from a stockholder of $137,750 which accrue interest at 9% and are payable on demand. The stockholder has indicated that he will not demand payment prior to March 31, 2002.

                  Also included in stockholder loans payable is a loan of approximately $6,257 used to purchase a Company vehicle. The loan accrues interest at 9.25% and is payable in monthly principal and interest installments of $421, maturing March 9, 2002.

                  Aggregate maturities of stockholder loans for the years subsequent to December 31, 2000 are as follows:

                         2001                                       $    4,700
                         2002                                          139,307
                  --------------------------------------------------------------

                                                                    $  144,007
                  ==============================================================

                  Notes Payable to Former Stockholders

                  On August 18, 2000, the Company entered into a stock purchase agreement with one of the stockholders to repurchase 100 shares of its common stock in exchange for cash of $50,000 and a note payable of $50,400. On November 1, 2000, the former stockholder agreed to accept 10,000 shares of stock of an unrelated entity owned by the Company along with $5,650, as full and final satisfaction of all obligations under the note payable.

                  On August 18, 2000, the Company entered into a stock purchase agreement with another stockholder to redeem 100 shares of its common stock in exchange for a note payable of $100,000, which bears interest at 9% per annum. On March 2, 2001 the note was canceled in exchange for 750,000 shares of common stock of the Company and 250,000 shares of common stock of the Company to be issued by September 30, 2001.

                  Additionally, the Company owed this former stockholder approximately $62,000 as of December 31, 2000 for advances made to the Company. This amount bears interest at 9% per annum and is due on demand.

--------------------------------------------------------------------------------
NOTE 7.           COMMITMENTS
--------------------------------------------------------------------------------

                  Operating Leases

                  The Company subleases its office space from a related party through September 2001. Rent expense approximated $47,000 and $43,000 for the year ended December 31, 2000 and the period from inception (January 27, 1999) through December 31, 1999, respectively.

                  Consulting Agreements

                  The Company has an agreement with an investment banking firm ("The Firm") to provide funding sources and financing as well as prepare the Company for an Initial Public Offering. Once the Firm secures $1,500,000 in funding for the Company, a three-year consulting agreement will become active. Fees under this agreement will be $10,000 per month. As of the date of this report, no fees have become due or have been paid to the Firm.

                  On October 4, 2000, the Company entered into a consulting agreement with a third party to retain business consulting services for $1,000 per week. The agreement is cancelable by either party with ten days prior written notification. Under the terms of the agreement, the consulting fees are accrued until such time when the Company obtains investment funding of at least $200,000 and then will become payable.

                  On October 23, 2000, the Company entered into a consulting agreement with a third party to retain marketing services for $2,000 per week. The agreement is cancelable by either party with ten days prior written notification.

                  Distributor Agreement

                  On August 25, 2000, the Company entered into a master distribution agreement with a third party to sell and service certain telephone systems and peripheral equipment throughout twenty-five states in the United States. The agreement expires on June 30, 2002 and contains five annual renewal options. In order to maintain its distributor rights, as defined, the Company must purchase a minimum of $3,000,000 of product from the third party through June 30, 2001. Although the Company has not met this commitment, the third party has not canceled the agreement. The agreement is cancelable by the third party with a sixty day notice given within thirty days after the end of the renewal term in the event of VersaCom's non-compliance.

--------------------------------------------------------------------------------
NOTE 8.           STOCK BASED COMPENSATION
--------------------------------------------------------------------------------

                  During 2000, the Company granted options to acquire common stock to certain employees with various terms and conditions.

--------------------------------------------------------------------------------
NOTE 8.           STOCK BASED COMPENSATION (Continued)
--------------------------------------------------------------------------------

                  The Company has elected to follow Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" (APB 25") in accounting for its employees stock options. Under APB 25, because the exercise price of the Company's employee stock options issued was not less than the market price of the underlying stock on the date of grant, no compensation expense was recognized.

                  Statement of Financial Accounting Standards No. 123 "Accounting for Stock-based Compensation," ("SFAS No. 123") requires the Company to provide pro forma information regarding net income as if compensation cost for the Company's Stock Option plan had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The Company estimated the fair value of each stock option on the date of grant by using the minimum value calculation with the following assumptions: expected life of the options of approximately 5 years; no dividends; and a risk free interest rate of 5%.

                  Under the accounting provisions of SFAS No. 123, the Company's net loss for the year ended December 31, 2000 would have been approximately $836,000.

                  A summary of the Company's stock option activity, and related information for the year ended December 31, 2000 is as follows:
                                                                    Weighted
                                                        # of         Average
                                                      Options    Exercise Price
                  --------------------------------------------------------------

                  Outstanding January 1, 2000                 --     $    --

                      Granted                          2,000,000        0.05
                      Exercised                               --          --
                      Forfeited                               --          --
                  --------------------------------------------------------------

                  Outstanding December 31, 2000        2,000,000     $  0.05
                  ==============================================================

                  Exercisable at December 31, 2000       500,000     $  0.05
                  ==============================================================

                  The weighted-average fair value of options granted during 2000, using the minimum value calculation was $0.01 per option.

                  The weighted average remaining contractual life of the options are approximately 10 years.


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


--------------------------------------------------------------------------------
NOTE 9.           SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

                  Merger

                  In March 2001, the Company entered into an agreement and plan of merger with Encibar, Inc. (Encibar), a non-operating public reporting company. The agreement provides for, among other things, that Encibar acquire all of the outstanding common stock of the Company in exchange for 10,460,000 shares of common stock of Encibar. The agreement also provides for the Company to pay $400,000 to an investment consultant for services provided related to the merger.

                  For accounting purposes this transaction was treated as an acquisition of assets of Encibar by the Company and as a recapitalization of the Company (reverse merger).

                  Acquisitions

                  In May 2001, the Company acquired all of the outstanding common stock of Northeast Technologies, Inc. (Northeast) a telecommunications company, located in Maine for a purchase price of 10,000 shares of common stock of the Company. Northeast specializes in the design, installation of copper and fiber optic cable systems for voice and data networks and serves the New England area.

                  In May 2001 the Company acquired substantially all of the assets of On Call Communications (On Call), a telecommunications networking company, located in Winter Garden, Florida for a purchase price of $15,000 cash and $35,000 of common stock of the Company. On Call specializes in the sales and support of business telephone systems, voice mail systems as well as the design, installation and repair of copper and fiber optic cable systems for both voice and data networks.

                  In May 2001, the Company entered into a letter of intent to acquire the assets of a voice and data networking company headquartered in Maine.

                  In July 2001 the Company entered into a Letter of Intent to acquire the assets of a telecommunications interconnect company in New Jersey.

                  Consulting Agreements

                  Subsequent to December 31, 2001, the Company entered into various consulting agreements granting a total of 3,050,000 shares of common stock in exchange for services.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, Versacom International, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VERSACOM INTERNATIONAL, INC.


                                    By:   /s/ Fred Schwartz
                                          ------------------------------------
                                          Fred Schwartz
                                          President and Chief Executive Officer


Dated: August 3, 2001


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